Property, plant and equipment	6 Months Ended
Jun. 30, 2024
Disclosure of detailed information about property, plant and equipment [abstract]
Property, plant and equipment	Property, plant and equipment
During the six months ended 30 June 2024, the Group acquired items of property, plant and equipment with a cost of $11.3 million, primarily consisting of facility equipment. The Group recognized $8.3 million and $6.8 million of depreciation expense for the six months ended 30 June 2024 and 2023, respectively.

During the six months ended 30 June 2024 and 2023, the Group recognized no impairments of property, plant and equipment.
The Group pledged $124.5 million and $119.4 million of property, plant and equipment as collateral to secure bank loans with third parties as of 30 June 2024 and 31 December 2023, respectively.